                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  May 8, 2001

                                 LEAPNET, INC.
              (Exact name of registrant as specified in charter)

           Delaware                                                   36-4079500
(State or Other Jurisdiction of             000-20835              (I.R.S. Employer
        Incorporation)              (Commission File Number)     Identification No.)

     420 West Huron Street, Chicago, Illinois                     60610
     (Address of Principal Executive Offices)                  (Zip Code)

                                (312) 528-2400
             (Registrant's telephone number, including area code)

Item 5.   Other Events.

     On May 10, 2001, Leapnet, Inc. (the "Company") announced that it intends to request a hearing before the Nasdaq Listing Qualifications Panel to ask for continued listing of the Company's Common Stock on the Nasdaq National Market, and that it had received a Nasdaq Staff Determination letter on May 8, 2001, indicating that the Company failed to maintain a minimum bid price of $1.00 per share for a minimum of ten consecutive trading days during the previous 90 calendar days, as more fully described in the press release, a copy of which is filed as Exhibit 99.1 hereto and which information is incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits

     99.1      Press release, dated May 10, 2001


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Leapnet, Inc.


                                  By: /s/  Robert C. Bramlette
                                      ------------------------
                                           Robert C. Bramlette
                                           Chief Legal Officer

Dated:  May 10, 2001